INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT MARCH 9, 2015)

B-MAVEN, INC.

428 Katindig Avenue
Quezon City, Metro Manila, Philippines

Notice of Stockholder Action by Written Consent

March 9, 2015

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on March 9, 2015

 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of B-Maven, Inc., a Nevada corporation (the “Company”), that a holder of a majority of Common Stock has taken action by written consent as of March 9, 2015, to approve an amendment to the Articles of Incorporation (the “Amendment”) of the Company increasing the amount of authorized shares of Common Stock to 500,000,000 shares.  A copy of the Amendment is attached as Exhibit A hereto.

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the approval of the Amendment.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions.  The Amendment will be effective upon filing with the Nevada Secretary of State.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

B-MAVEN, INC.

By: /s/ Restituto S. Cenia, Jr.
Restituto S. Cenia, Jr. Chief Executive Officer, President and Chief Financial Officer

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

B-MAVEN, INC.

428 Katindig Avenue

Quezon City, Metro Manila, Philippines

Information Statement Concerning Action by Written Consent

Date and Purpose of Written Consent

On March 9, 2015, a stockholder holding seven million five hundred thousand (7,500,000) shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purpose of authorizing and approving the Amendment.

Stockholders Entitled to Notice

We are first sending or giving this Information Statement on or about March 9, 2015 to our stockholders of record as of the close of business on March 9, 2015 (the “Record Date”).

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Amendment requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On the Record Date, one stockholder holding seven million five hundred thousand (7,500,000) shares of Common Stock, or approximately 75% of our Common Stock, delivered a written consent to us approving the Amendment.  For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE APPROVAL OF THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE AMENDMENT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of March 9, 2015, by: (i) our director; (ii) our named executive officer; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the stockholders listed below possess sole voting and investment power with respect to the shares they own.

Name and Address of Beneficial Owner Directors and Executive Officers	Amount and Nature of Beneficial Shares Owned(1)	Percent of Outstanding Ownership(2)

Restituto S. Cenia Jr.
428 Katindig Avenue,
Quezon City, Metro Manila, Philippines	0	0%

>5% Stockholders
Four Hawk Management Co.(3)	7,500,000	75.0%
428 Katindig Avenue,
Quezon City, Metro Manila, Philippines

Notes:

(1)Based on 10,000,000 shares of common stock issued and outstanding as of March 9, 2015. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)No officers, directors, or 5% stockholders, have the right to acquire any additional common shares of the Company within sixty (60) days of this report.

(3)The shares of common stock are held by Four Hawk Management Co. Mr. David Coolidge has voting and investment authority over these shares and therefore Mr. Coolidge may be deemed to be a beneficial owner of the 7,500,000 shares of common stock owned directly by Four Hawk Management Co.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

As of March 4, 2015, pursuant to our Articles of Incorporation, we were authorized to issue up to One Hundred Million (100,000,000) shares of Common Stock.  We propose to increase our authorized shares of Common Stock to Five Hundred Million (500,000,000) shares of Common Stock.

A stockholder representing a majority of the Company’s outstanding voting stock has given their written consent to increase the authorized number of shares of Common Stock.  Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as stockholders’ approval.  We have filed the Amendment with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to Five Hundred Million (500,000,000) shares of Common Stock. A copy of the form of Amendment is attached hereto as Exhibit A.

This Amendment will not result in any changes to the issued and outstanding shares of Common Stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Amendment

The primary purpose of the Amendment to increase the number of authorized shares of Common Stock is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning.  We believe that it is in the best interests of our Company and its stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise.  The Board of Directors believes that the availability of additional shares will provide our Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders’ meeting.  The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded.  Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock.  Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized Common Stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance.  The Amendment is effective upon filing with the Nevada Secretary of State.

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Amendment outweighs any disadvantages. To the extent that the Amendment may have anti-takeover effects, the Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Amendment

Section (a) of the Company’s Articles of Incorporation will be amended to read as follows:

“The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	500,000,000	$0.001
Preferred	1,000,000	$0.001

A copy of the Amendment is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to our Amendment, and we will not independently provide our stockholders with any such right.

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The approval of the Amendment as described in this Information Statement requires stockholder approval in order to be effective.  Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the approval of the Amendment, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the approval of the Articles in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (63)(914) 215 6799.  If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Exchange Act and file reports required under the Exchange Act with the SEC. Such reports may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the approval of the Amendment is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete.  Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

B-MAVEN, INC.

By Order of the Board of Directors
By: /s/ Gregory M. Dangler
Gregory M. Dangler, President

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

[ATTACHED]